John Hancock Funds II

Supplement dated March 22, 2018 to the current prospectus

Global Equity Fund (the “fund”)

Effective May 1, 2018, the subsection entitled “Class C shares” under the section entitled “CHOOSING AN ELIGIBLE SHARE CLASS” is amended and restated as follows:

The maximum amount you may invest in Class C shares with any single purchase is $999,999.99. John Hancock Signature Services, Inc. (Signature Services), the transfer agent for the fund, may accept a purchase request for Class C shares for $1,000,000 or more when the purchase is pursuant to the reinstatement privilege (see “Sales charge reductions and waivers”). Class C shares automatically convert to Class A shares after ten years, provided that the fund or the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C shares have been held for at least ten years. Group retirement plan recordkeeping platforms of certain intermediaries that hold Class C shares with the fund in an omnibus account do not track participant level share lot aging and, as such, these Class C shares would not satisfy the conditions for the automatic Class C to Class A conversion.

In addition, also effective May 1, 2018, the following bullet is added or replaces, as applicable, the last bullet regarding automatic conversion of Class C shares in the subsection entitled “Class C shares” under the section entitled “CLASS COST STRUCTURE”:

▪	Automatic conversion to Class A shares after ten years, thus reducing future annual expenses (certain exclusions may apply)

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.